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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 16, 1999



                           PREMIER LASER SYSTEMS, INC.
                           ---------------------------
              (Exact name of registrant a specified in its Charter)

         California                       0-25242                33-0472684
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                 3 Morgan, Irvine, California              92618
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (949) 859-0656
                                                       ----------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         (a)      Extension of Term of Warrants.
                  ------------------------------

                  On November 16, 1999, the Company announced that it extended the expiration date of its outstanding Class B Warrants (the "Warrants") to January 31, 2000. All other terms of the Warrants remain unchanged. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

         (b)      Change in Chief Executive Officer.
                  ----------------------------------

                  On November 29, 1999, Premier Laser Systems, Inc. (the "Company") issued a press release announcing that the Company has appointed Michael J. Quinn as its new President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.
                  ---------

                    99.1 Press Release of Premier Laser Systems, Inc., dated
                         November 16, 1999.

                    99.2 Press Release of Premier Laser Systems, Inc., dated
                         November 29, 1999.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 1999         PREMIER LASER SYSTEMS, INC.


                                By: /S/ Robert V. Mahoney
                                    ------------------------------------------
                                    Robert V. Mahoney, Chief Financial Officer


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